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                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Anixter International Inc., a Delaware corporation (the "Corporation"), which is going to file a Registration Statement on Form S-8 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, in connection with the Corporation's 2001 Mid-Level Stock Option Plan, hereby constitutes and appoints John A. Dul and Dennis J. Letham, and each of them, her or his true and lawful attorneys-in-fact and agents, with full power and all capacities, to sign the Corporation's Registration Statement on Form S-8 and any or all amendments thereto, including any prospectus or amended prospectus contained therein, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto set his or her hand and seal as of the 14 day of April, 2003.


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
/s/ Lord James Blyth                                    /s/ Stuart M. Sloan
-----------------------------------                     ----------------------------------
Lord James Blyth                                        Stuart M. Sloan



/s/ Robert L. Crandall                                  /s/ Thomas C. Theobald
-----------------------------------                     ----------------------------------
Robert L. Crandall                                      Thomas C. Theobald


/s/ Robert W. Grubbs                                    /s/ Mary Agnes Wilderotter
-----------------------------------                     ----------------------------------
Robert W. Grubbs                                        Mary Agnes Wilderotter



/s/ F. Philip Handy                                     /s/ Matthew Zell
-----------------------------------                     ----------------------------------
F. Philip Handy                                         Matthew Zell



/s/ Melvyn N. Klein                                     /s/ Samuel Zell
-----------------------------------                     ----------------------------------
Melvyn N. Klein                                         Samuel Zell



/s/ John R. Petty
-----------------------------------
John R. Petty

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